EXHIBIT 10.4
AMENDMENT NO. 3
TO
AGREEMENT ESTABLISHING
ORANGE COUNTY – POUGHKEEPSIE LIMITED PARTNERSHIP

The undersigned partners of Orange County-Poughkeepsie Limited Partnership (the “Partnership”) do hereby agree to amend the Agreement Establishing Orange County-Poughkeepsie Limited Partnership dated as of April 21, 1987 (the “Agreement”) as follows:

1.
This Amendment No. 3 (the “Amendment”) is an integral part of the Agreement.  The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement.  If there are any inconsistencies between the provisions of the Amendment and the provisions of the Agreement, the provisions of the Amendment shall control.

2.	NYNEX Mobile Limited Partnership 2 is the “General Partner” of the Partnership with a 70% partnership interest.

3.	The following entities are “Limited Partners” of the Partnership with the following percentage interests:

NYNEX Mobile Limited Partnership 2	15.0%

Warwick Valley Telephone Company	7.5%

Taconic Telephone Corporation	7.5%

4.	This Amendment is effective as of July 1, 2002.

5.	All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, and intending to be bound hereby, the parties’ authorized representatives affix their signature to this Amendment.

NYNEX Mobile Limited Partnership 2	Taconic Telephone Corporation
d/b/a/ Verizon Wireless
By Cellco Partnership, Its General Partner
By:	By:
Name:	Name:
Title:	Title:

Warwick Valley Telephone Company
By:
Name:
Title: